SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2003

                        Commission File Number: 000-50213

                             Aegis Assessments, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                             72-1525702
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(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)

4100 Newport Place, Suite 660, Newport Beach, California                  92660
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(Address of principal executive offices)                              (Zip Code)

                                  (877)718.7599
                                  -------------
              (Registrant's Telephone Number, Including Area Code)


                               ------------------
                   (Former name, if changed since last report)

                    ----------------------------------------
      (Former Address and Telephone Number of Principal Executive Offices)








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ITEM 5. OTHER EVENTS.

Reference is made to the Registrant's press release dated March 19, 2003.

Index to Exhibits

99.1     Press Release dated March 19, 2003.














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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     Aegis Assessments, Inc.


March 19, 2003                             By:      /s/  Eric D. Johnson
                                                    ----------------------------
                                                    Eric D. Johnson, President





















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